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                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                              Form 8-K/A

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



  Date of Report (Date of earliest event reported): January 15, 1998



                   EQCC Home Equity Loan Trust 1997-3
                   ----------------------------------
          (Exact name of registrant as specified in its charter)





      Delaware                333-20675                59-3465422
      ---------               ----------               -----------
      (State or other         (Commission File         (IRS employer
      Jurisdiction of         Number)                  Identification No.)
      Incorporation


                     EQCC Home Equity Loan Trust 1997-3
                         10401 Deerwood Park Blvd.
                        Jacksonville, Florida 32256

                  (Address of principal executive offices)
                  ----------------------------------------

   Registrant's telephone number including area code:  (904) 987-5000


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Item 5.     Other Events
            ------------

            The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits
             -----------------------------------------------------------------

(c)  Exhibits

99           Trustee's Remittance Report in respect of the January 1998
             Remittance Date

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                               SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   EQCC Home Equity Loan Trust 1997-3
                   ----------------------------------
                                (Registrant)

                    Equicredit Corporation Of America
                    ---------------------------------
                              as Representative


Dated:  June 1,1998                By:  \s\James B. Dodd
        -----------                     ----------------
                                   Name:   James B. Dodd
                                   Title:  Vice President/General Counsel
                                   (Duly Authorized Officer)
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                          INDEX TO EXHIBITS
                          -----------------


Exhibit
Number                        Exhibit
-------                       -------

99       Trustee's Remittance Report in respect of the January 1998 Remittance
         Date